SUPPLEMENT TO:

Calvert Variable Products Index Prospectus (Class I and Single Class)
and all related Summary Prospectuses
dated May 1, 2016

Calvert Variable Products SRI Prospectus (Class I and Single Class)
and all related Summary Prospectuses
dated May 1, 2016

Calvert Variable Products Prospectus (Class F)
and all related Summary Prospectuses
dated May 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (each, a “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).

On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of: (i) the current investment advisory agreement between Calvert and each Registered Investment Company, on behalf of each Fund, and (ii) the investment sub-advisory agreements between Calvert and each subadvisor to Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP EAFE International Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio (each a “Subadvised Fund” and each agreement with a subadvisor to a Subadvised Fund, a “Current Sub-Advisory Agreement”).

After careful consideration, the Board of each RIC, including all of the Directors that are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), has unanimously approved, subject to approval of shareholders, a new investment advisory agreement with New Calvert, effective upon the Closing. The Board of Calvert Variable Products, Inc., including all of its Independent Directors, also unanimously approved, subject to approval of shareholders, (i) a new investment subadvisory agreement between New Calvert and

Ameritas Investment Partners, Inc. with respect to each Subadvised Fund except Calvert VP EAFE International Index Portfolio (which would no longer be sub-advised as noted below), (ii) a new subadvisory agreement between New Calvert and Milliman Financial Risk Management LLC with respect to Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio, and (iii) the termination of the subadvisory agreement between Calvert World Asset Management, Inc. with respect to the Calvert VP EAFE International Index Portfolio, in each case, effective upon the Closing.

The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund, and in the case of the Funds listed in the chart below the contractual advisory fee rates will be reduced as shown:

VP EAFE International Index Portfolio	Current	0.56%
	Proposed	0.30%
VP Investment Grade Bond Index Portfolio	Current	0.30%
	Proposed	0.20%
VP Nasdaq 100 Index Portfolio	Current	0.35%
	Proposed	0.30%
VP Russell 2000 Small Cap Index Portfolio	Current	0.35%
	Proposed	0.25%
VP S&P 500 Index Portfolio	Current	0.25%
	Proposed	0.18%
VP S&P MidCap 400 Index Portfolio	Current	0.30%
	Proposed	0.20%

The subadvisory fees that are payable pursuant to each Current Subadvisory Agreement are paid by Calvert out of its advisory fee, and the subadvisory fees that will be payable pursuant to the new subadvisory agreements will be payable by New Calvert out of its advisory fee.

The Board also approved, subject to approval of shareholders, (i) a new consolidated slate of Directors/Trustees to oversee all Calvert Funds, including the Registered Investment Companies, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, and (iii) for Calvert Variable Series, Inc. only, approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement, subadvisory agreements and distribution plans is contingent upon the Closing of the Transaction.

A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.

New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including continuing to manage Calvert VP SRI Balanced Fund and Calvert VP SRI Mid Cap Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to Calvert VP EAFE International Index Portfolio, Calvert VP SRI Balanced Fund and Calvert VP SRI Mid Cap Fund.

Investors Should Retain This Supplement for Future Reference